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                                     July 5, 1996


Greyrock Business Credit,
a Division of NationsCredit Commercial Corporation
300 N. Continental Blvd.  Suite 200
El Segundo, CA  90245

Gentlemen:

    Reference is made to the Loan and Security Agreement between us (the "Loan Agreement") and the documents and agreements relating thereto (collectively, the "Loan Documents").

    Reference is also made to the Indemnity Agreement (the "Indemnity Agreement") which, at our request, you are concurrently executing and delivering to Union Bank of California ("Bank").

    This will confirm our agreement to indemnify and hold you harmless from and against any and all losses, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, reasonable attorneys' fees), which you may sustain or incur, based upon, arising out of, or relating to the Indemnity Agreement.

    This will also confirm our agreement (i) not to permit any overdrafts to occur in the Deposit Account (as defined in the Indemnity Agreement), (ii) to furnish good funds to the Bank to offset against any returned items deposited in the Deposit Account upon written notice thereof from the Bank, and (iii) to cease utilizing the Deposit Account on and after July 15, 1996.

    This will also confirm our approval of the Demand for Payoff of the Bank dated July 3, 1996 in the amount of $12,796,940.50, and we request that you disburse, from the Loans being made to us pursuant to the Loan Documents, said sum in accordance with the instructions of Union Bank (which disbursement may be through the title company).


                                  Sincerely yours,

                                  QAD, INC.


                                  By
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                                  Title
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Accepted and agreed:

GREYROCK BUSINESS CREDIT,
a Division of NationsCredit Commercial Corporation


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